Interest and Finance Costs, net	12 Months Ended
Dec. 31, 2017
Interest and Finance Costs, net [Abstract]
Interest and Finance Costs, net

7.Interest and Finance Costs, net

	2017	2016	2015
Interest expense	62,343	41,451	32,065
Less: Interest capitalized	(445)	(4,015)	(3,430)

Interest expense, net	61,898	37,436	28,635
Interest swaps termination cash settlements	(3,685)	—	—
Interest swap cash settlements non-hedging	—	1,086	2,201
Bunkers swap and call options cash settlements	(2,547)	(128)	7,427
Bunker call options premium	216	266	1,414
Amortization of loan fees	4,152	1,742	1,268
Bank charges	164	143	137
Finance project costs expensed	—	—	1,261
Change in fair value of non-hedging financial instruments	(3,359)	(4,672)	(9,116)
Net gain on the prepayment of a loan	—	—	(3,208)

Net total	56,839	35,873	30,019

At December 31, 2017, the Company was committed to five floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $182,320, maturing from May 2018 through March 2021, on which it pays fixed rates averaging 2.71% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 14).

At December 31, 2017, all interest rate swap agreements were designated and qualified as cash flow hedges, in order to hedge the Company’s exposure to interest rate fluctuations. The fair values of such financial instruments as of December 31, 2017 and 2016, in aggregate amounted to $1,966 (negative) and $1,030 (negative), respectively. The net amount of cash flow hedge losses at December 31, 2017, that is estimated to be reclassified into earnings within the next twelve months is $833.

At December 31, 2017 and 2016, the Company held one and five, respectively, call option agreements in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. The value of the call options at December 31, 2017 and 2016 was $118 (positive) and $1,307 (positive), respectively. At December 31, 2015, the Company held twelve call option agreements with total value $154 (positive). The changes in their fair value during 2017, 2016 and 2015 amounting to $1,189 (negative), $1,153 (positive) and $154 (positive), respectively have been included in Change in fair value of non-hedging financial instruments in the above table.

During 2017, the Company entered into two call option agreements and paid total premium of $216.

During 2017, the Company entered into nine bunker swap agreements in order to hedge its exposure to bunker price fluctuations associated with the consumptions of bunkers by its vessels. The fair value of bunker swap agreements at December 31, 2017, was $7,027 (positive). The change in the fair values as of December 31, 2017, was $4,548 (positive).

During 2016, the Company entered into three bunker swap agreements in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by the vessel Ulysses. The fair values of these financial instruments as of December 31, 2017 and 2016, were $3,264 (positive) and $2,479 (positive), respectively. The change in their fair value during 2017 was $785 (positive).

At December 31, 2015, the Company held one interest rate swap that did not meet hedge accounting criteria. As such, the change in its fair value during the 2015 has been included in Change in fair value of non-hedging financial instruments and amounted to a gain of $2,178. This interest rate swap expired on April 10, 2016.